January 27, 2011

Mariner 130/30 Fund (the “Fund”)

A series of Trust for Professional Managers (the “Trust”)

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2009

Effective February 1, 2011, the Trust’s Board of Trustees approved a change to the name of the Fund to Convergence Core Plus Fund.  Also effective February 1, 2011, the Fund’s investment adviser, Mariner Quantitative Solutions, LLC (the “Adviser”) will change its name to Convergence Investment Partners, LLC.  The reason for the name change is that the Adviser believes the best way to promote a more coherent marketing message is to rebrand its investment products using the “Convergence” name.  In addition, the Adviser believes that the change from “130/30” to “Core Plus” presents a more accurate description of the Fund’s investment mandate.  There will be no change to the Fund’s investment objective, investment strategies or other policies as a result of the change to the Fund’s name.

All references to “Mariner 130/30 Fund” are hereby replaced with “Convergence Core Plus Fund” and all references to “Mariner Quantitative Solutions, LLC” are hereby replaced with “Convergence Investment Partners, LLC” in the Summary Prospectus, Prospectus and SAI.

Also, the Fund has changed its website address from mariner-qs.com to convergencefunds.com.  All references to mariner-qs.com are hereby replaced with convergencefunds.com  in the Prospectus and SAI.

In addition, effective January 26, 2011, the Trust's Board of Trustees has appointed Mr. Robert M. Slotky as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

The following disclosures in the Summary Prospectus, Prospectus and SAI are hereby revised to read as follows:

Summary Prospectus and Prospectus

“Management – Investment Adviser” on page 3 of the prospectus is revised as follows:

Convergence Investment Partners, LLC is the Fund’s investment adviser.

Prospectus

“Management of the Fund – The Adviser” on page 7 of the prospectus is revised as follows:

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Convergence Investment Partners, LLC, a Kansas limited liability company located at 4200 West 115th Street, Suite 100, Leawood, KS 66211.  Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Adviser is entitled to an annual management fee of 1.00% of the Fund’s average daily net assets.

The Adviser is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”).  On December 16, 2008, the name of the Adviser was changed to Mariner Quantitative Solutions, LLC as a result of the acquisition of QIS Advisors by Mariner Wealth Advisors, LLC, a registered investment adviser.  On February 1, 2011, the name of the Adviser was changed to Convergence Investment Partners, LLC.  The Adviser has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to that of the Fund since February 2005.  As of November 30, 2009, the Adviser had $74.8 million in assets under management.  The Adviser is majority-owned by Montage Asset Management, LLC, a Kansas limited liability company that is currently responsible for over $1 billion in assets under management.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2010.

SAI

The last sentence in the section entitled “The Trust” on page 1 is revised as follows:  Convergence Investment Partners, LLC serves as the investment adviser to the Fund (the “Adviser”).

The disclosure in the section entitled “Management of the Fund – Board of Trustees” beginning on page 22 is amended as set forth below in the excerpt of the table showing the Interested Trustee and Officers of the Fund to reflect the appointment of Mr. Robert M. Slotky as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer of the Fund.

Management of the Fund

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	29	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term, Since January 10, 2008 (Vice President) and Since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administration, U.S. Bancorp Fund Services, LLC (2004-Present); Mutual Fund Administration, United Missouri Bank (2000-2004)	N/A
Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 63	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011 (Chief Compliance Officer and AML Officer)	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	N/A

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 15, 2005	N/A	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 37	Assistant Treasurer	Indefinite Term; Since January 10, 2008	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-Present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

The disclosure in the section entitled “Management of the Fund – Investment Adviser” on page 25 of the SAI is revised as follows:

As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Convergence Investment Partners, LLC, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Adviser is majority-owned by Mariner Wealth Advisors, LLC, a Kansas limited liability company and registered investment adviser.

Please retain this Supplement for reference.

The date of this Supplement is January 27, 2011.